UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2005

MORRIS PUBLISHING GROUP, LLC

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

333-112246	58-1445060
(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of principal executive offices)	(Zip Code)

(706) 724-0851

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 13, 2005, Morris Publishing Group, LLC issued a press release announcing its financial results for the three months ended March 31, 2005. A copy of Morris Publishing’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release of Morris Publishing Group, LLC, dated May 13, 2005, reporting Morris Publishing’s financial results for the three months ended March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORRIS PUBLISHING GROUP, LLC

Date: May 13, 2005	/s/ Steve K. Stone
Steve K. Stone
Senior Vice President and Chief Financial Officer

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